UNION ACCEPTANCE CORPORATION


                            1999 INCENTIVE STOCK PLAN

         1. Purpose. The purpose of the Union Acceptance Corporation 1999 Stock Option and Incentive Plan (the "Plan") is to provide to directors, officers and other key employees of Union Acceptance Corporation (the "Company") and its majority-owned and wholly-owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries"), including, but not limited to, Union Acceptance Funding Corporation, UAC Securitization Corporation, Performance Funding Corporation, Performance Securitization Corporation, UAC Finance
Corporation, UAC Boat Funding Corp. and Circle City Car Company, who are materially responsible for the management or operation of the business of the Company or a Subsidiary and have provided valuable service to the Company or a Subsidiary, a favorable opportunity to acquire Class A Common Stock, without par value (the "Common Stock"), of the Company, thereby providing them with an increased incentive to work for the success of the Company and its Subsidiaries and better enabling each such entity to attract and retain capable executive personnel.

         2.   Administration of the Plan.

                  (a) The Committee. The Plan shall be administered, construed and interpreted by a committee consisting of at least two members of the Board of Directors of the Company, each of whom is a disinterested person within the meaning of the definition of that term contained in Reg. ss. 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the " 1934 Act") and an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The members of the Committee shall be designated from time to time by the Board of Directors of the Company. ("Committee" as used herein refers to the committee so designated, and, as the context requires, may also refer to the full Board of Directors or the Special Option Committee acting under Section 2(c).) In the absence of such designation, the Committee shall be the Compensation Committee of the Corporation as long as such committee shall consist solely of non-employee directors. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee.

                  (b) Authority of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

                           (i) the individuals ("Optionees or Awardees") to whom
                  options  or   successive   options,   cash  awards  or  shares
                  (collectively, "Awards") shall be granted under the Plan;

                           (ii) the time when Awards shall be granted hereunder;

                           (iii) the  number  of  shares  of Common  Stock to be
                  covered under each option and the amount of any cash awards;

                           (iv) the  number of shares to be subject to awards of
                  restricted shares;

                           (v) the option  price to be paid upon the exercise of
                  each option;

                           (vi) the period  within which each such option may be
                  exercised and the period of restriction for restricted share grants;

                           (vii) the  extent to which an option is an  incentive
                  stock option or a non-qualified stock option;

                           (viii) the terms and conditions  upon which awards of
                  restricted shares may be granted; and

                           (ix) the terms and conditions of the respective agreements by which Awards shall be evidenced.

The Committee shall also have authority to prescribe, amend, waive, and rescind rules and regulations relating to the Plan, to accelerate the vesting of any stock options or cash awards made hereunder, to amend the restrictions imposed on Awards of restricted shares made hereunder, and to make all other determinations necessary or advisable in the administration of the Plan.

                  (c) Special  Authority.  Notwithstanding  the above  paragraph
         2(b),

                           (i) The  full  Board  of  Directors  shall  have  the
                  special authority from time to time to grant awards and to make the determinations described in paragraph 2(b)(i)-(viii) with respect to such grants.

                           (ii) A special  option  committee  of the Board  (the
                  "Special Option Committee") shall have the special authority from time to time to grant options and to make the determinations described in paragraph 2(b)(i)-(viii) with respect to such options where the number of shares of Common Stock to be covered under the option is less than one thousand
                  (1000) and the Optionee is a person not subject to Section 16 of the 1934 Act. Such special committee shall consist of at least two (2) members of the Board of Directors of the Company. The member(s) of the special committee may be designated from time to time by the Board of Directors of the Company and may include the President or Chief Executive Officer of the Company.

         3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant Awards to directors, officers and other key employees of the Company or of a Subsidiary who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Company or of a Subsidiary and have provided valuable services to the Company or a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in ss. 425(d) of the Code) shares of stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted. Subject to the foregoing and the provisions of Section 8 hereof, an Optionee, if he is otherwise eligible, may be granted additional Awards if the Committee shall so determine.

         4. Stock Subject to the Plan. A total of 300,000 shares of Common Stock of the Company shall be reserved for issuance pursuant to Awards granted under the Plan. Such reserved shares may be authorized but unissued shares or treasury shares of the Company. Subject to Section 8 hereof, the shares for which options may be granted under the Plan shall not exceed that number. If any option shall expire or terminate or be surrendered for any reason without having been exercised in full, or if an award of restricted shares shall be forfeited, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other options under the Plan. Notwithstanding the forgoing, no Awardee shall be granted more than 200,000 shares of Common Stock under the Plan.

         5. Terms of Options. Each option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

                  (a) Option Price. The price to be paid for shares of stock upon the exercise of each option shall be determined by the Committee at the time such option is granted, but such price in the case of an incentive stock option shall not be less than the fair market value, as determined by the Committee consistent with Treas. Reg. ss. 20.2031-2 and any requirements of ss. 422A of the Code, of such stock on the date on which such option is granted; and provided, further, that the Committee may in no event award non-qualified stock options at a price less than 85% of the fair market value of the Common Stock on the date of grant, as determined by the Committee consistent with Treas. Reg. ss. 20.2031-2.

                  (b) Period for Exercise of Option. An option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event shall exceed ten (10) years and one day from the date on which such option is granted; provided, that incentive stock options granted hereunder shall have terms not in excess of ten (10) years. Options shall be subject to earlier termination as hereinafter provided.

                  (c) Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full at the time of such exercise. Payment may be made:

                           (i)      in cash;

                           (ii) if the  Optionee  may do so in  conformity  with
                  Regulation T (12 C.F.R. ss. 220.3(e)(4)) without violating ss. 16(b) or ss. 16(c) of the 1934 Act, pursuant to a broker's cashless exercise procedure, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the total option price in cash and, if desired, the amount of any taxes to be withheld from the Optionee's compensation as a result of any withholding tax obligation of the Company or any of its Subsidiaries, as specified in such notice; or

                           (iii) with the approval of the Committee, by tendering whole shares of the Company's Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. For this purpose, any shares so tendered by an Optionee shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices on the nearest date before and the nearest date after the date of exercise of the option as prescribed by Treas. Reg. ss. 20.2031-2), provided if there were no sales during a reasonable period before and after the exercise date, the fair market value shall be determined by taking the mean between the bid and asked prices on the exercise date (or, if none, the weighted average of the means between the bid and asked prices on the nearest trading date before and the nearest trading date after the exercise date on which bid and asked quotations exist) as reported in The Wall Street Journal or a similar publication selected by the Committee.

The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of an option shall become exercisable, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of an option. Subject to the other provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred (100) shares. An option may be exercised only by written notice to the Company, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Company his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full in either cash or by check in the amount of the aggregate purchase price therefor, by delivery of the irrevocable broker instructions referred to above, or, if the Committee has approved the use of the stock swap feature provided for above, followed as soon as practicable by the delivery of the option price for such shares.

                  (d) Certificates. The certificate or certificates for the shares issuable upon an exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until the date of issuance of a stock certificate to him for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an option, a fractional share would otherwise be issuable, the Company shall pay cash in lieu thereof.

                  (e)      Termination of Option.

                           (i) In the case of an  Optionee  who is an  Employee,
                  unless an earlier or later date of termination is specified by the Committee, any option granted to an Optionee shall expire and terminate on the date thirty (30) days following Optionee's termination of employment for any reason other than retirement, disability or death. In the event of Optionee's termination of employment due to retirement, disability or death, any outstanding options shall become exercisable, whether or not the option was otherwise exercisable at the date of the Optionee's termination but shall expire as indicated in the following table.


--------------------------------------  ----------------------------------------
             Circumstance of                         Expiration Date
               Termination
--------------------------------------  ----------------------------------------
                Retirement              3 months after termination of employment
--------------------------------------  ----------------------------------------
           Disability or death           1 year after termination of employment
              while employed
--------------------------------------  ----------------------------------------
       Death within 3 months after             1 year after date of death
   retirement OR within one year after
      termination due to disability
--------------------------------------  ----------------------------------------


                           (ii)     For purposes of this Plan,

                                    (x)  "Disability"  means permanent and total
                           disability as defined in ss. 22(e)(3) of the Code.

                                    (y)  "Retirement"  means such termination of
                           employment as shall entitle such individual to early or normal retirement benefits under any then existing pension plan of the Company or a Subsidiary.

                                    (z)  Leave  of  absence   approved   by  the
                           Committee   shall   not   constitute   cessation   of
                           employment.

                           (iii) In the case of an Optionee who is a Non-employee Director, unless an earlier or later date of termination is specified by the Committee, any option granted to such an Optionee shall expire and terminate on the date one year following the Optionee's resignation or removal or other discontinuance of service as a director (including discontinuance by reason of death); provided that in the event of the death of such Optionee during the one year period following such date, the Option shall be further extended and shall expire and terminate on the first anniversary of the Optionee's date of death.

                           (iv) If the Optionee  dies prior to expiration of the
                  Option in accordance with the foregoing provisions, the option may be exercised by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution, whether or not the option was otherwise exercisable at the date of his death.

                           (v)  In  no   circumstances,   shall  the  Option  be
                  exercisable later than the date on which it would otherwise expire.

                  (f) Nontransferability of Option. No option may be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder, and during the lifetime of the Optionee options shall be exercisable only by the Optionee or his guardian or legal representative; provided, however, that non-qualified stock options may be transferred to members of the Optionee's immediate family, to trusts for the benefit of such immediate family members, and to trusts for the benefit of the Optionee, to the extent permitted by the stock option agreement between the Optionee and the Company.

                  (g) No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Company or its Subsidiaries or affect any rights of the Company, a Subsidiary, or the shareholders of the Company may have to terminate his service at any time.

                  (h) Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of ss. 422A of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of ss. 422A of the Code.

                  (i) Agreement. Each option shall be evidenced by an agreement between the Optionee and the Company which shall provide, among other things, that, with respect to incentive stock options, the Optionee will advise the Company immediately upon any sale or transfer of the shares of Common Stock received upon exercise of the option to the extent such sale or transfer takes place prior to the later of (a) two
         (2) years from the date of grant or (b) one (1) year from the date of exercise.

                  (j) Investment Representations. Unless the shares subject to an option are registered under applicable federal and state securities laws, each Optionee by accepting an option shall be deemed to agree for himself and his legal representatives that any option granted to him and any and all shares of Common Stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not with a view to, or for sale in connection with, any distribution thereof (except in case of the Optionee's legal representatives for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may bear a legend evidencing such representations and restrictions.

         6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under ss. 422A of the Code or non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event will the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person, provided, further, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

         7. Share Awards. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of shares and, in addition to the terms and conditions contained in subsections (a) through (f) of this Section 7, to provide such terms and conditions (which need not be identical among Awardees) in respect of such Awards of shares, and the vesting thereof, as the Committee shall determine and provide in the agreement referred to in subsection (d) of this Section 7.

                  (a) At the time of an award of shares, the Committee may establish for each Awardee a period during which, or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in subsection (d) of this Section 7, shares awarded as restricted shares shall vest (the "Restricted Period"), and subject to any such other terms and conditions as the Committee shall provide, restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Awardee, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to subsections (c), (d) and (e) of this Section 7 and Section 8 hereof, the Awardee, as owner of such shares, shall have all the rights of a shareholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any restricted shares prior to the expiration of the Restricted Period with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

                  (b) If an Awardee ceases to be an employee of the Company and the Subsidiaries or ceases to be a director who is not an employee of the Company or any of the Subsidiaries (a "Non-employee Director") for any reason other than permanent or total disability (within the meaning of ss. 22(e)(3) of the Code), or death, unless the Committee shall otherwise determine and provide in the agreement referred to in subsection (d) of this Section 7, all restricted shares awarded to such Awardee and which at the time of such cessation of employment or service are subject to the restrictions imposed by subsection (a) of this Section 7 shall upon such cessation of employment or service be forfeited and returned to the Company; provided, however, that if an Awardee ceases to be an employee of the Company or a Non-employee Director by reason of retirement pursuant to Company plans or policies, the Committee, in its sole discretion, may lift all or a portion of the restrictions of the restricted shares. Unless the Committee shall have provided in the agreement referred to in subsection (d) of this Section 7 for a ratable lapse of restrictions with respect to an Award of restricted shares during the Restricted Period, if an Awardee ceases to be an employee of the Company and the Subsidiaries or a Non-employee Director by reason of permanent or total disability (within the meaning of ss. 22(e)(3) of the Code), or death, such portion of such restricted shares awarded to the Awardee, which at the time of such cessation of employment or service are subject to the restrictions imposed by subsection (a) of this Section 7 as shall be equal to the portion of the Restricted Period with respect to such shares which shall have elapsed at the time of such cessation of employment or service, shall be free of restrictions and shall not be forfeited.

                  (c) Each certificate in respect of restricted shares awarded under the Plan subject to restriction under Section 7(a) shall be registered in the name of the Awardee and deposited by the Awardee, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar legend:

                           "The  transferability  of  this  certificate  and the
                  shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Union Acceptance Corporation Incentive Stock Plan, and an Agreement entered into between the registered owner and Union Acceptance Corporation. Copies of such Plan and Agreement are on file in the offices of the Secretary of Union Acceptance Corporation, 45 North Pennsylvania Street, Indianapolis, Indiana 46204."

                  (d) At the time of an award of shares subject to restriction under Section 7(a), the Awardee shall enter into an Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the award of restricted shares and such other matters as the Committee shall in its sole discretion determine.

                  (e) At the time of an award of restricted shares, the Committee may, in its discretion, determine that the payment to the Awardee of dividends declared or paid on such shares, or a specified portion thereof, by the Company shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed under subsection
         (a) of this Section 7 or (ii) the forfeiture of such shares under subsection (b) of this Section 7, and shall be held by the Company for the account of the Awardee until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

                  (f) At the expiration of any restrictions imposed by subsection (a) of this Section 7, the Company shall redeliver to the Awardee (or where the relevant provision of subsection (b) of this Section 7 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to subsection (c) of this Section 7 and the restricted shares represented by such certificate (s) shall be free of the restrictions referred to in subsection (a) of this Section 7.

                  (g) Each Non-employee Director who is elected as such at any annual shareholder meeting of the Company subsequent to the Public Offering or who continues to serve as a Non-employee Director following any such annual meeting shall receive on the date of such shareholder meeting an Award of shares equal to the number of shares of Common Stock determined by dividing $15,000 by the fair market value of one such share on the date of such annual meeting or the next preceding trading date if such date was not a trading date (rounded down to the nearest whole number); provided that each Award provided for by this sentence shall be reduced by the number of shares awarded to such Non-employee Director on such date under Section 7(g) of the Company's 1994 Incentive Stock Plan. If on any date in any given year the number of shares of Common Stock available for Awards under the Plan is insufficient to grant such Nonemployee Director entitled thereto such an Award of restricted shares, the shares available for such Awards shall be awarded ratably (to the nearest whole share) to each such Non-employee Director on such date.

         8. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change after the effective date of the Plan in the nature of the shares of stock of the Company, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and the Committee shall determine what changes, if any, are appropriate in the option price and restricted share price under and the number and kind of shares covered by outstanding Awards granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

         9. Cash Awards. The Committee may, at any time and in its discretion, grant to any Optionee who is granted a non-qualified stock option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount (cash award) which is intended to reimburse the Optionee for all or a portion of the federal, state and local income taxes imposed upon such Optionee as a consequence of the exercise of a non-qualified stock option and the receipt of a cash award.

         10. Replacement and Extension of the Terms of Options and Cash Awards. The Committee from time to time may permit an Optionee under the Plan or any other stock option plan heretofore or hereafter adopted by the Company or any Subsidiary to surrender for cancellation any unexercised outstanding stock option and receive from his employing corporation in exchange therefor an option for such number of shares of Common Stock as may be designated by the Committee. Such Optionees also may be granted related cash awards as provided in Section 9 hereof.

         11. Tax Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee or Awardee or his or her legal representative to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements. If permitted by the Committee and pursuant to procedures established by the Committee, an Optionee or Awardee may make a written election to have shares of Common Stock having an aggregate fair market value, as determined by the Committee, consistent with the requirements of Treas. Reg. ss. 20.2031-2 sufficient to satisfy the applicable withholding taxes, withheld from the shares otherwise to be received upon the exercise of a non-qualified option or vesting of a restricted share Award.

         12. Amendment. The Board of Directors of the Company may amend the Plan from time to time and, with the consent of the Optionee or Awardee, the terms and provisions of his or her Award, except that without the approval of the holders of at least a majority of the shares of the Company voting in person or by proxy at a duly constituted meeting or adjournment thereof:

                  (a) the number of shares of stock which may be reserved for issuance under the Plan may not be increased except as provided in
         Section 8 hereof; and

                  (b) the classes of persons to whom Awards may be granted under the Plan shall not be expanded materially.

         No amendment of the Plan, however, may, without the consent of the Optionees or Awardees, make any changes in any outstanding Award theretofore granted under the Plan which would adversely affect the rights of such persons.

         13. Termination. The Board of Directors of the Company may terminate the Plan at any time and no Award shall be granted thereafter. Such termination, however, shall not affect the validity of any Award theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the date which is ten (10) years from the effective date of the Plan or, if earlier, the date the Plan is approved by the Company's shareholders.

         14. Successors. This Plan shall be binding upon the successors and assigns of the Company.

         15. Governing Law. The terms of any Awards granted hereunder and the rights and obligations hereunder of the Company, the Optionees and Awardees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

         16. Government and Other Regulations. The obligations of the Company to issue or transfer and deliver shares under Awards granted under the Plan or make cash awards shall be subject to compliance with all applicable laws, governmental rules and regulations, and administrative action.

         17. Effective Date. The Plan shall be effective as of July 1, 1999; provided, however, that any grant of Awards pursuant to the Plan shall be subject to the approval of the Plan by the holders of at least a majority of the voting power of the shares of the Company entitled to vote thereon voting in person or by proxy at a duly constituted meeting or adjournment thereof, and any options granted pursuant to the Plan may not be exercised until the Board of Directors of the Company has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met.